UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 18, 2004



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


               Illinois                   1-12936               36-3228472
   (State of Incorporation)        (Commission File Number)   (I.R.S. Employer
                                                            Identification No.)

                      2701 Spruce Street, Quincy, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THIS REPORT



Item 5.  OTHER EVENTS



         Titan International, Inc. CEO files Form 4. See press release dated August 18, 2004.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS



         (c)      Exhibits

                  99    Titan International, Inc.'s press release dated
                        August 18, 2004, regarding Titan International, Inc. CEO filing Form 4

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    TITAN INTERNATIONAL, INC.
                                       (Registrant)



Date:  August 18, 2004              By: /s/ Kent W. Hackamack
       ---------------                  ----------------------------------------
                                        Kent W. Hackamack
                                        Vice President of Finance and Treasurer
                                        (Principal Financial Officer and
                                         Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         ------------

99 Titan International, Inc.'s press release dated August 18, 2004, regarding Titan International, Inc. CEO filing Form 4